UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Amendment No. 1

INFORMATION REQUIRED IN A PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

HS3 TECHNOLOGIES, INC.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies: N/A

(2) Aggregate number of securities to which transaction applies: N/A

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4) Proposed maximum aggregate value of transaction: N/A

(5) Total fee paid: N/A

[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee if offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid: N/A

(2) Form, Schedule or Registration Statement No.: N/A

(3) Filing Party: N/A

(4) Date Filed: N/A

EXPLANATORY NOTE

This Amendment No. 1 to Schedule 14A amends and restates the definitive proxy statement for HS3 Technologies, Inc.’s 2009 annual and special meeting of stockholders, which was filed with the Securities and Exchange Commission on October 9, 2009. After the filing but prior to November 4, 2009, the original meeting date (Original Meeting), we noted an error with our record date. Our record date was stated as of September 21, 2009 when in fact it should have been September 9, 2009.

We are hereby amending and restating the Proxy Statement to reflect the correct record date. Other than revision related to this change, there are no material changes to the information contained in the Proxy Statement.

HS3 TECHNOLOGIES, INC.
1800 Boulder Street, Suite 600
Denver, CO 80211-6400

NOTICE OF ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 4, 2009 at 10:00 AM (Mountain Time)

NOTICE IS HEREBY GIVEN that HS3 Technologies, Inc. (the “Corporation”), a Nevada corporation, will hold an annual and special meeting of stockholders on November 4, 2009 at 10:00 AM (Mountain time) at 1800 Boulder Street, Suite 600, Denver, Colorado 80211 (the “Meeting”). The Meeting is being held for the following purposes:

1.	to elect Charles Ferris, Michael Yinger, Robert Morrison and Mark Lana to serve as directors of our company;

2.	to ratify the appointment of Weaver & Martin, LLC as our independent public accounting firm for the year ending June 30, 2010;

3.

an amendment to our Articles of Incorporation to increase the authorized number of shares of our common stock from 50,000,000 shares to 200,000,000 shares, par value of $0.001 per share (the “Amendment”); and

4.	to transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Our board of directors recommends that you vote “for” each of the nominees and vote “for” each proposal.

Our board has fixed the close of business on September 9, 2009 as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting. At the Meeting, each holder of record of shares of common stock, $0.001 par value per share, will be entitled to one vote per share of common stock held on each matter properly brought before the Meeting.

THE VOTE OF EACH STOCKHOLDER IS IMPORTANT. YOU CAN VOTE YOUR SHARES BY ATTENDING THE MEETING OR BY COMPLETING AND RETURNING THE PROXY CARD SENT TO YOU. PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED IN YOUR NAME.

Dated: October 5, 2009.

By Order of the Board of Directors,

/s/ Mark Lana
Mark Lana
Director

________________________________________________________________________________________________

IMPORTANT: Please complete, date, sign and promptly return the enclosed proxy card in the prepaid envelope (if mailing within the United States) to ensure that your shares will be represented. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to Be Held on November 4, 2009—the proxy statement and the annual report are available at www.hs3tech.com/shareholders/2009-hs3-annualreports.pdf or www.hs3tech.com/shareholders/proxystatement-11-04-09.pdf

HS3 TECHNOLOGIES, INC.
1800 Boulder Street, Suite 600
Denver, CO 80211-6400

Proxy Statement for the Annual and Special Meeting of Stockholders

The enclosed proxy is solicited on behalf of our Board of Directors (the “Board”) for use at the Annual and Special Meeting of Stockholders (the “Meeting”) to be held on November 4, 2009 at 10:00 AM (Mountain time) at 1800 Boulder Street, Suite 600, Denver, Colorado 80211, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Annual and Special Meeting and any business properly brought before the Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Meeting. We intend to mail this proxy statement and accompanying proxy card on or about October 14, 2009 to all stockholders entitled to vote at the Meeting.

Unless the context requires otherwise, references to “we”, “us” “our” and “HS3” refer to HS3 Technologies, Inc.

Who Can Vote

You are entitled to vote if you were a holder of record of shares of our common stock, $0.001 par value per share (the “Common Stock”) as of the close of business on September 9, 2009 (the “Record Date”). Your shares can be voted at the Meeting only if you are present in person or represented by a valid proxy.

Shares Outstanding and Quorum

Holders of record of Common Stock at the close of business on the Record Date will be entitled to receive notice of and vote at the Meeting. At the Meeting, each of the shares of Common Stock represented will be entitled to one (1) vote on each matter properly brought before the Meeting. As of the 9th day of September, 2009 record date, there were 41,995,802 shares of Common Stock issued and outstanding.

In order to carry on the business of the Meeting, we must have a quorum. Under our bylaws, a quorum is two shareholders of our company, represented in person or by proxy.

Proxy Card and Revocation of Proxy

In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy card, signing and dating the proxy card and returning it in the accompanying envelope. If no directions are given and the signed proxy is returned, the proxy holders will vote the shares in favor of Proposals 1 to 3, and, at their discretion, on any other matters that may properly come before the Meeting. The Board knows of no other business that will be presented for consideration at the Meeting. In addition, since no stockholder proposals or nominations were received by us on a timely basis, no such matters may be brought at the Meeting.

Any stockholder giving a proxy has the power to revoke the proxy at any time before the proxy is voted. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the offices of our transfer agent, Empire Stock Transfer Inc., 1859 Whitney Mesa Drive, Henderson, Nevada 89014 (Telephone: (775) 562-4091; Facsimile: (775) 974-1444), at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or with the chairman of the Meeting on the day of the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of a proxy.

Voting of Shares

Stockholders of record on the 9th day of September, 2009 record date are entitled to one (1) vote for each share of Common Stock held on all matters to be voted upon at the Meeting. You may vote in person or by completing and mailing the enclosed proxy card. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Meeting, and not revoked or superseded, will be voted at the Meeting in accordance with the instructions indicated on those proxies. YOUR VOTE IS IMPORTANT.

Counting of Votes

All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes and abstentions. Shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum. An abstention is counted as a vote against that proposal. Shares represented by proxies that reflect a broker “non-vote” will be counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” will be treated as not-voted for purposes of determining approval of a proposal and will not be counted as “for” or “against” that proposal. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions from the beneficial owner.

Solicitation of Proxies

We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares of Common Stock in their names that are beneficially owned by others to forward to these beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the Common Stock. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services. To date, we have not incurred costs in connection with the solicitation of proxies from our stockholders, however, our estimate for total costs is $10,000.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Information Statement, since July 1, 2008, being the commencement of our last completed financial year, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1.	any director or officer of our corporation;

2.	any proposed nominee for election as a director of our corporation; and

3.	any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are listed below in the section entitled "Principal Shareholders and Security Ownership of Management". To our knowledge, no director has advised that he intends to oppose the Amendment to our authorized capital, as more particularly described herein.

PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

As of September 9, 2009 , we had a total of 41,995,802 shares of common stock ($0.001 par value per share) issued and outstanding.

The following table sets forth, as of September 9, 2009 , certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Mark Lana 1800 Boulder Street, Suite 600 Denver, CO 80211	2,937,113(2)	6.99%
Robert A. Morrison 1800 Boulder Street, Suite 600 Denver, CO 80211	4,277,113(3)	10.18%
Chuck Ferris 11612 E. 2nd Ave Aurora, CO 80010	660,000	1.57%
Michael Yinger 10940 S. Parker Road, Suite 151 Parker, CO 80134	660,000	1.57%
William S. Dickey 6130 S. Elm Court Centennial, CO 80121	1,000,000	2.38%
DQ Investment Group (4) 6130 S. Elm Ct. Centennial, CO 80121	5,000,000	11.91%
Directors and Executive Officers as a group (5 people)	14,534,226	34.60%

(1)

Based on 41,995,802 shares of common stock issued and outstanding as of September 9, 2009 . Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days are deemed outstanding for the purposes of computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for the purposes of computing the percentage ownership of any other person.

(2)	Includes 200,000 stock options currently exercisable or exercisable within 60 days

(3)	Includes 900,000 stock options currently exercisable or exercisable within 60 days.

(4)	Family partnership in which William S. Dickey is a general partner with voting control.

EXECUTIVE COMPENSATION

The particulars of the compensation paid to the following persons:

  our principal executive officer;

  each of our two most highly compensated executive officers who were serving as executive officers at the end of the years ended June 30, 2009 and 2008; and

  up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the years ended June 30, 2009 and 2008, who we will collectively refer to as the named executive officers of our company, are set out in the following summary compensation table, except that no disclosure is provided for any named executive officer, other than our principal executive officers, whose total compensation did not exceed $100,000 for the respective fiscal year:

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensa- tion ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensa- tion ($)	Total ($)
Mark Lana(1) Chief Executive Officer, Treasurer	2009 2008 2007	$125,000 $125,000 $125,000	0 Nil Nil	0 $14,400 Nil	0 $43,260 Nil	0 Nil Nil	0 Nil Nil	0l Nil Nil	$125,000 $139,400 $168,260
Robert A. Morrison(2) President	2009 2008 2007	$115,000 $115,000 $115,000	0 Nil Nil	0 Nil N/A	0 $33,3401 $151,411	0 N/A N/A	Nil N/A N/A	Nil N/A N/A	$115,000 $148,340 $266,411

(1)

Mr. Lana was appointed President and Chief Executive Officer on November 9, 2005 and resigned as President on June 18, 2007. He assumed the duties of President on July 1, 2008 and subsequently resigned this role+ on February 17, 2009.

(2)

Mr. Morrison was appointed President on June 18, 2007. He resigned as President March 4, 2008 and was appointed Chief of corporate and business development. He assumed the function of Chief Operations Officer effective July 1, 2008 and resigned this role on February 17, 2009 and reassumed the role of President.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth for each named executive officer certain information concerning the outstanding equity awards as of June 30 2009.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested	Market Value of Shares or Units of Stock that Have Not Vested	Equity Incentive Plan Awards : Number of Unearned Shares, Units or Other Rights that Have Not Vested	Equity Incentive Plan Awards : Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested
Mark Lana	200,000	200,000	Nil	$0.1667	March 20, 2012	Nil	Nil	Nil	Nil
Robert Morrison	900,000	900,000	Nil	$0.1667	March 20, 2012	Nil	Nil	Nil	Nil

Compensation of Directors

We reimburse our directors for expenses incurred in connection with attending board meetings. We have not paid any director's fees or other cash compensation for services rendered as a director since our inception to June 30, 2009.

On August 15, 2007 we agreed to issue 720,000 shares of our common stock to Mr. Ferris and Mr. Yinger, Directors of our company, for services that they rendered up to that date. The value of the services was $86,400 based on the trading price of our stock on the day the shares were approved and this was included as professional fee expense. Subsequent to August 15, 2007, we agreed to compensate our independent directors at $25,000 annually which may be deferred until we have the ability to pay, at which time the board members have the option to receive cash or convert to common equity. At June 30, 2009 we have accrued $95,832 for board fees unpaid and an offsetting professional fee expense. On June 4, 2008 we agreed to issue 600,000 shares of our common stock to Mr. Ferris and Mr. Yinger for additional services rendered. The value of the services was $24,000 based on the trading price of our stock on the day the shares were approved and this was included as professional fee expense.

We have no formal plan for compensating our directors for their service in their capacity as directors, although such directors are expected in the future to receive stock options to purchase common shares as awarded by our board of directors or (as to future stock options) a compensation committee which may be established. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. Our board of directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director.

Long-Term Incentive Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers, except that our directors and executive officers may receive stock options at the discretion of our board of directors. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of our board of directors.

We have no plans or arrangements in respect of remuneration received or that may be received by our executive officers to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control, where the value of such compensation exceeds $60,000 per executive officer.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The persons named as proxy holders in the enclosed proxy have been selected by the Board of Directors to serve as proxy and will vote the shares represented by valid proxies at the Meeting and any adjournments thereof. It is indicated that, unless otherwise specified in the proxy, they intend to vote for the election as director each of the persons named as a nominee listed below under “Nominees for Director” unless authority to vote in the election of directors is withheld on each proxy. Each nominee is currently a member of the Board of Directors. Each duly elected director will hold office until the 2010 Annual Meeting of Shareholders or until their successor shall have been elected and qualified. Although the Board of Directors of our company does not contemplate that a nominee will be unable to serve, if such situation arises prior to the Meeting, the persons named in the enclosed proxy will vote for the election of such other person as may be nominated by the Board of Directors.

Our bylaws provide for our board of directors to consist of at least one director. Each director is elected by a plurality of votes at each annual meeting. We currently operate with a board of directors consisting of four directors.

The nominees for election at the Meeting to fill the positions on our board of directors are Mark Lana, Robert A. Morrison, Charles F. Ferris and Michael Yinger.

Our board of directors unanimously recommends a vote “FOR” the nominees: Mark Lana, Robert A. Morrison and Charles F. Ferris and Michael Yinger.

For further information, please refer to the heading below “Nominees for Director”.

Nominees for Director

The Board of Directors unanimously recommends a vote FOR the election of the nominees listed below.

For each of our company’s directors, the following table sets forth their names, ages, principal occupations, other directorships of public companies held by them and length of continuous service as a director:

Name	Position Held with our Company	Age	Date First Elected or Appointed
Mark Lana	Chief Executive Officer, Treasurer, and Director	55	November 9, 2005
Robert A. Morrison	President and Director	44	June 18, 2007
Charles F. Ferris	Chairman of the Board and Director	62	August 14, 2007
Michael Yinger	Secretary and Director	52	August 14, 2007

Business Experience

The following is a brief account of the education and business experience of each director and executive officer during at least the past five years, indicating each person's principal occupation during the period, and the name and principal business of the organization by which he was employed.

Mark Lana, Chief Executive Officer, Treasurer, and Director

Mr. Lana was appointed as Chief Executive Officer on November 9, 2005 and as a member of our board of directors on November 21, 2005.

Mr. Lana has been an entrepreneur for over 30 years. He owned and operated several multi-unit and corporate extended stay hotels each with a staff of over 10 people in the Denver metro area for the past 20 years. He was involved in the housing industry and built, remodeled and refurbished single family and multi-unit dwellings. Mr. Lana has been involved in developing markets and putting together the financing for commercial real estate transactions and acquisitions. He has been involved with software development for medical transcription services and for payroll efficiencies in the hotel/motel labor market. During the 1990's Mr. Lana was able to develop a system of medical records transcriptions that enabled records to be transcribed at several remote locations and then be centrally transmitted back to the hospital/clinic. His software applications were used by the Denver medical profession for use in delivering radiology reports to medical facilities and physician's offices from remote locations.

Robert A. Morrison, President and Director

Mr. Morrison was appointed as President and Director on June 18, 2007. He resigned as President March 4, 2008 and was appointed Chief of corporate and business development. He assumed the function of Chief Operations Officer effective July 1, 2008, resigned from this post & reassumed President on February 1, 2009.

For the past 15 years Mr. Morrison has been the owner of RAM Enterprises Inc, a computer networking consulting company that designs, builds and maintains computer networks for various enterprises. Mr. Morrison was a director of ID-Confirm Inc. from December 12, 2004 to January 5, 2007 and was its President, Chief Executive Officer from September 12, 2005 to June 13, 2006, Chief Financial Officer from November 16, 2004 to July 22, 2005 and Chief Technology Officer from July 13, 2006 to January 5, 2007.

Charles F. Ferris, Chairman of the Board and Director

Dr. Ferris was elected as a director on August 14, 2007.

Dr. Ferris is the Founder and President of Strategic Science LLC. He is a specialist on advanced topics in biotechnology, business management, and technology-based economic development. He provides strategic guidance to technology companies in the areas of scientific, business and corporate development, and is passionate about applying these backgrounds to optimize health and wellness outcomes. His professional career has also resulted in significant relationships with many academic, scientific, tech-policy and business opinion leaders. Dr. Ferris previously served as the Director of Biosciences Programs for the State of Colorado’s science and technology development agency. The agency was formed to promote public/private consortia and foster research excellence, technology transfer and technology-based business development.

As a retired Lieutenant Colonel from the U.S. Army, Dr. Ferris has an extensive background and training in military medical capabilities and protocols as well as chemical, radiation and biological defense. Dr. Ferris served as Chair of both the Letterman Army Institutional Review Committee and the Animal Care and Use Committee.

A resident of Colorado since 1983, Dr. Ferris has been involved in biological sciences research and business activities for over 20 years. His particular expertise is in the convergence of basic science and emerging technologies and taking these to market.

Dr. Ferris earned both his B.S. (animal science) and M.S. (reproductive physiology) from The Ohio State University, his M.B.A. from the University of Colorado and his Ph.D. (reproductive physiology) from Utah State University.

Dr. Ferris has graduated from numerous Army military medical courses and schools, including the Command and General Staff College.

Michael Yinger, Secretary and Director

Mr. Yinger was elected as a director on August 14, 2007.

Mr. Yinger is a seasoned senior executive, with experience creating, building, and managing organizations, providing strategic advice via Board of Directors membership, both in the US and internationally. Over the course of his career, Mr. Yinger has delivered positive results (sales growth of 10-20% in a down market), dealt with senior level clients (CxO level), and established efficient organizations and partnerships in a number of different industries, within startups and established companies. He is well versed in business management consulting, including outsourcing (domestically and internationally) and business/integration. Mr. Yinger has direct experience managing technical as well as strategic initiatives, in traditional or matrix management environments.

Information About the Board of Directors

Board and Committee Meetings

Our board of directors held formal meetings during the year ended June 30, 2009 and all other proceedings of the board of directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the Nevada Corporate Law and our By-laws, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

Audit Committee

We do not have an Audit Committee, our entire board of directors performs the functions of an Audit Committee. The current size of our board of directors does not facilitate the establishment of a separate committee.

Nominating Committee

We do not have a Nominating Committee, our entire board of director performs the functions of a Nominating Committee and oversees the process by which individuals may be nominated to our board of directors.

The current size of our board of directors does not facilitate the establishment of a separate committee. We hope to establish a separate Nominating Committee consisting of independent directors, if the number of our directors is expanded.

Compensation Committee

We do not have a compensation committee.

Significant Employees

Our significant employees, their ages and positions held are as follows:

Name	Position Held with our Company	Age
Scott Annis	Chief Technology Officer	40

Scott Annis – Chief Technology Officer

Mr. Annis is responsible for the strategic rollout of HS3 Technologies’ solutions including site-surveys, deployment, implementation, liaison with WildBlue Communication technicians and maintenance of customer installations. Mr. Annis brings over 25 years of experience working with computers, servers, networks, wireless networking and routers. Prior to joining HS3 Technologies, Mr. Annis founded Nanuke Systems, Inc., a full-service Internet solutions firm. Nanuke Systems provides website and email hosting, wireless Internet access and network design, services and repair. Nanuke Systems specializes in the design, development and implementation of remote access solutions for large corporations. Mr. Annis also attended the University of Colorado at Boulder's Aerospace Engineering Program.

Family Relationships

There are no family relationships between any director or executive officer.

Involvement in Certain Legal Proceedings

Our sole director and executive officer, promoters or control persons have not been involved in any of the following events during the past five years:

1. any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2. any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

3. being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

4. being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Code of Ethics

On September 10, 2007, our board of directors adopted a Code of Ethics and Business Conduct that applies to, among other persons, our company's chief executive officer, president and chief financial officer (being our principal executive officer, principal financial officer and principal accounting officer), as well as persons performing similar functions. As adopted, our Code of Ethics and Business Conduct sets forth written standards that are designed to deter wrongdoing and to promote:

1.              honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2.              full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the Securities and Exchange Commission and in other public communications made by us;

3.              compliance with applicable governmental laws, rules and regulations;

4.              the prompt internal reporting of violations of the Code of Ethics and Business Conduct to an appropriate person or persons identified in the Code of Ethics and Business Conduct; and

5.              accountability for adherence to the Code of Ethics and Business Conduct.

Our Code of Ethics and Business Conduct requires, among other things, that all of our company's senior officers commit to timely, accurate and consistent disclosure of information; that they maintain confidential information; and that they act with honesty and integrity.

In addition, our Code of Ethics and Business Conduct emphasizes that all employees have a responsibility for maintaining financial integrity within our company, consistent with generally accepted accounting principles, and federal and state securities laws. Any employee who becomes aware of any incidents involving financial or accounting manipulation or other irregularities, whether by witnessing the incident or being told of it, must report it to our company. Any failure to report such inappropriate or irregular conduct of others is to be treated as a severe disciplinary matter. It is against our company policy to retaliate against any individual who reports in good faith the violation or potential violation of our company's Code of Ethics and Business Conduct by another.

Our Code of Ethics and Business Conduct was filed with the Securities and Exchange Commission as Exhibit 16.1 to our annual report on Form 10-KSB for the year ended June 30, 2007. We will provide a copy of the Code of Ethics and Business Conduct to any person without charge, upon request. Requests can be sent to: HS3 Technologies Inc., Suite 600, 1800 Boulder Street, Denver, CO 80211-6400.

Audit Committee Financial Expert

Our board of directors has determined that it does not have a member of the audit committee that qualifies as an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K.

We believe that our entire board of directors is capable of analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues reasonably expected to be raised by our company. In addition, we believe that retaining an independent director who would qualify as an “audit committee financial expert” would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development and the fact that we have not generated revenues to date.

Section 16(a) Beneficial Ownership Compliance

Section 16(a) of the Securities Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during fiscal year ended June 30, 2009, all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

Director Independence

We currently act with four (4) directors, consisting of Mark Lana, Robert A. Morrison, Charles F. Ferris and Michael Yinger. We have determined that Charles F. Ferris and Michael Yinger qualify as "independent" as the term is used in Item 7(d)(3)(iv)(B) of Schedule 14A under the Securities Exchange Act of 1934, as amended, and as defined by Rule 4200(a)(15) of the NASDAQ Marketplace Rules.

Transactions with Related Persons, Promoters and Certain Control Persons

Except as disclosed herein, there have been no transactions or proposed transactions in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last three completed fiscal years in which any of our directors, executive officers or beneficial holders of more than 5% of the outstanding shares of our common stock, or any of their respective relatives, spouses, associates or affiliates, has had or will have any direct or material indirect interest.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

Stockholder ratification of the appointment of Weaver & Martin, LLC as our independent auditors is not required by our bylaws or otherwise. However, our board of directors is submitting the selection of Weaver & Martin, LLC to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, our board of directors will reconsider whether or not to retain that firm. Even if the selection is ratified, our board of directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if our board of directors determines that such a change would be in the best interests of our company and its stockholders.

Our board of directors has considered and determined that the services provided by Weaver & Martin, LLC are compatible with maintaining the principal accountant’s independence.

Representatives of Weaver & Martin, LLC are not expected to be present at the Meeting.

Our board of directors unanimously recommends a vote “FOR” the ratification of the appointment of Weaver & Martin, LLC as our independent auditors for the ensuing fiscal year.

The following table sets forth the fees billed to the company for professional services rendered by the company's independent registered public accounting firm, for the years ended June 30, 2009, 2008 and 2007:

Services		2009		2008		2007

Audit fees		$33,600		$35,000		$20,000

Tax fees	$	Nil	$	Nil	$	Nil

All other fees	$	Nil	$	Nil	$	Nil

Total fees		$33,600		$35,000		$20,000

Audit Fees. Consist of fees billed for professional services rendered for the audits of our financial statements, reviews of our interim consolidated financial statements included in quarterly reports, services performed in connection with filings with the Securities and Exchange Commission and related comfort letters and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Tax Fees. Consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and local tax compliance and consultation in connection with various transactions and acquisitions.

We do not use Weaver and Martin LLC, for financial information system design and implementation. These services, which include designing or implementing a system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements, are provided internally or by other service providers. We do not engage Weaver and Martin LLC to provide compliance outsourcing services.

Effective May 6, 2003, the Securities and Exchange Commission adopted rules that require that before Weaver and Martin LLC is engaged by us to render any auditing or permitted non-audit related service, the engagement be:

  approved by our audit committee (the functions of which are performed by our entire board of directors); or

  entered into pursuant to pre-approval policies and procedures established by the board of directors, provided the policies and procedures are detailed as to the particular service, the board of directors is informed of each service, and such policies and procedures do not include delegation of the board of directors' responsibilities to management.

Our entire board of directors pre-approves all services provided by our independent auditors. All of the above services and fees were reviewed and approved by our directors either before or after the respective services were rendered.

Our board of directors has considered the nature and amount of fees billed by Weaver and Martin LLC and believe that the provision of services for activities unrelated to the audit is compatible with maintaining Weaver and Martin LLC’s independence.

PROPOSAL NO. 3

AMENDMENT TO OUR CORPORATION'S ARTICLES OF INCORPORATION

Our Articles of Incorporation (the "Articles") currently authorize the issuance of 50,000,000 shares of common stock, $0.001 par value, and 2,500,000 shares of preferred stock, par value $0.001. On August 7, 2009 our Board of Directors approved, subject to receiving the approval of a majority of the shareholders of our common stock, an amendment to our Articles to increase our authorized shares of common stock to 200,000,000,000 shares, par value $0.001.

The general purpose and effect of the amendment to our corporation's Articles is to increase our authorized share capital, which will enhance our corporation’s ability to finance the development and operation of our business.

Our board of directors approved the amendment to our corporation's Articles is to increase our authorized share capital so that such shares will be available for issuance for general corporate purposes, including financing activities, without the requirement of further action by our shareholders. Potential uses of the additional authorized shares may include public or private offerings, conversions of convertible securities, issuance of options pursuant to employee benefit plans, acquisition transactions and other general corporate purposes. Increasing the authorized number of shares of our common stock will give us greater flexibility and will allow us to issue such shares in most cases without the expense of delay of seeking shareholder approval. Our company is at all times investigating additional sources of financing which our board of directors believes will be in our best interests and in the best interests of our shareholders. We do not currently have any agreements for any transaction that would require the issuance of additional shares of common stock. Our common shares carry no pre-emptive rights to purchase additional shares. The adoption of the amendment to our Articles of Incorporation will not of itself cause any changes in our capital accounts.

The amendment to our corporation's Articles to increase our authorized share capital will not have any immediate effect on the rights of existing shareholders. However, our board of directors will have the authority to issue authorized common stock without requiring future shareholders approval of such issuances, except as may be required by applicable law or exchange regulations. To the extent that additional authorized common shares are issued in the future, they will decrease the existing shareholders' percentage equity ownership and, depending upon the price at which they are issued, could be dilutive to the existing shareholders.

The increase in the authorized number of shares of our common stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of our company without further action by the shareholders. Shares of authorized and unissued common stock could be issued (within limits imposed by applicable law) in one or more transactions. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of our company.

We do not have any provisions in our Articles, by laws, or employment or credit agreements to which we are party that have anti-takeover consequences. We do not currently have any plans to adopt anti-takeover provisions or enter into any arrangements or understandings that would have anti-takeover consequences. In certain circumstances, our management may issue additional shares to resist a third party takeover transaction, even if done at an above market premium and favored by a majority of independent shareholders.

Dissenters’ Rights of Appraisal

Under Nevada law, our stockholders are not entitled to appraisal rights with respect to the Amendment and we will not independently provide our stockholders with any such right.

Voting Procedure

The Amendment to our Articles will require the approval of shareholders holding at least a majority of shares of our common stock entitled to be voted at the Meeting.

STOCKHOLDER PROPOSALS

Under the rules of the SEC, proposals of Stockholders intended to be presented at the 2010 annual meeting of Stockholders must be made in accordance with the by-laws of our company and received by our company at our principal executive offices for inclusion in our company’s proxy statement for that meeting no later than July 1, 2010. The Board of Directors will review any stockholder proposals that are filed as required and will determine whether such proposals meet applicable criteria for including in our 2010 proxy statement.

“HOUSEHOLDING" OF PROXY MATERIAL

The Securities and Exchange Commission permits companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, commonly referred to as "householding", potentially means extra conveniences for stockholders and cost savings for companies.

A number of brokers with accountholders who are stockholders of our company will be "householding" our proxy materials. As indicated in the notice previously provided by these brokers to stockholders, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, please notify your broker.

Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

OTHER BUSINESS

The Board knows of no other business that will be presented for consideration at the Meeting. If other matters are properly brought before the Meeting; however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

If there are insufficient votes to approve any of the proposals contained herein, the Board may adjourn the Meeting to a later date and solicit additional proxies. If a vote is required to approve such adjournment, the proxies will be voted in favor of such adjournment.

By Order of the Board of Directors,

Mark Lana
Director

PROXY CARD

ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS OF
HS3 TECHNOLOGIES, INC.
(the “Company”)

TO BE HELD AT 1800 Boulder Street, Suite 600, Denver, Colorado 80211
ON NOVEMBER 4, 2009 at 10 AM (Mountain time)
(the “Meeting”)

The undersigned shareholder ("Registered Shareholder") of the Company hereby appoints, Mark Lana, or failing him, Robert Morrison, officers of the Company, or in the place of the foregoing, ___________________ [print name] as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the Meeting and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Shareholder as specified herein.

[ ]        Please check this box only if you intend to attend and vote at the Meeting

To assist the Company in tabulating the votes submitted by proxy prior to the Meeting, we request that you mark, sign, date and return this Proxy by 10:00 a.m., October 30, 2009 using the enclosed envelope.

THIS PROXY IS SOLICITED ON BEHALF MANAGEMENT OF THE COMPANY.
PLEASE MARK YOUR VOTE IN THE BOX.

PROPOSAL 1: Election of Directors:
Charles Ferris	FOR [ ]	WITHHELD [ ]
Michael Yinger	FOR [ ]	WITHHELD [ ]
Robert Morrison	FOR [ ]	WITHHELD [ ]
Mark Lana	FOR [ ]	WITHHELD [ ]

PROPOSAL 2: To ratify the appointment of Weaver & Martin, LLC as the	FOR [ ]	AGAINST [ ]
Company’s independent public accounting firm for the fiscal year ending June 30,
2010

PROPOSAL 3: Amendment to our Articles of Incorporation – increase the	FOR [ ]	AGAINST [ ]
authorized number of shares of our common stock from 50,000,000 shares to
200,000,000 shares

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting. This Proxy, when properly executed, will be voted in the manner directed by the Registered Shareholder. If no direction is made, this Proxy will be voted "FOR" each of the nominated directors and "FOR" the remaining Proposals.

Dated:    ____________________________________________   Signature:    ____________________________________________

Please sign exactly as name appears below. When shares are held jointly, both Registered Shareholders should sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate full title as such. If a corporation, please indicate full corporate name; and if signed by the president or another authorized officer, please specify the officer's capacity. If a partnership, please sign in partnership name by authorized person.

SIGN HERE:

Please Print Name:

Date:

Number of Shares Represented by Proxy

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED.

SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1.             This form of proxy ("Instrument of Proxy") must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

2.             If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder.

3.             A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the Scrutineer before the Meeting begins.

4.             A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a)             appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is; OR

(b)             appoint another proxyholder.

5.             The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

INSTRUCTIONS AND OPTIONS FOR VOTING:

To be represented at the Meeting, this Instrument of Proxy must be DEPOSITED at the office of Nevada Agency and Transfer Company, by mail or by fax, at any time up to and including 10:00 a.m. (local time) on October 30, 2009, or at least 48 hours (excluding Saturdays, Sundays and holidays) before the time that the Meeting is to be reconvened after any adjournment of the Meeting.

Empire Stock Transfer Inc.
1859 Whitney Mesa Drive,
Henderson, Nevada 89014
Telephone: (775) 562-4091
Facsimile: (775) 974-1444